
Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   9
Statement of Operations................  10
Statement of Changes in Net Assets.....  11
Financial Highlights...................  12
Notes to Financial Statements..........  13
Independent Auditors' Report...........  17
Dividend Reinvestment Plan.............  18


Letter to Shareholders

November 22, 1995

Dear Shareholder:
  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994 -- a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent.
And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary

  The Trust produced a tax-exempt distribution of 6.82 percent <F3>, based on the closing stock price of $11.875 per common share on October 31, 1995. Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning 10.66 percent <F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.
  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained 10.5 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 18.79 percent <F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

1   (Continued on page two)


Economic Outlook

  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.
  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

[GRAPH]

                       Market
Date          NAV      Price

31-Oct-94    12.28      10.750
30-Nov-94    11.68      11.250
31-Dec-94    12.26      10.875
31-Jan-95    12.78      11.750
28-Feb-95    13.50      12.375
31-Mar-95    13.47      12.250
30-Apr-95    13.31      12.250
31-May-95    13.74      11.750
30-Jun-95    13.33      11.625
31-Jul-95    13.45      11.625
31-Aug-95    13.52      11.625
30-Sep-95    13.54      11.625
31-Oct-95    13.72      11.875

Based on month-end prices


  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.
  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



Don G. Powell                               Dennis J. McDonnell
Chairman                                    President
Van Kampen American Capital                 Van Kampen American Capital
Investment Advisory Corp.                   Investment Advisory Corp.


2



               Performance Results for the Period Ended October 31, 1995

                  Van Kampen Merritt Strategic Sector Municipal Trust
                                (NYSE Ticker Symbol  VKS)

-----------------------------------------------------------------------------------------------
Total Returns
One-year total return based on market price<F1>........................................   18.79%
One-year total return based on NAV<F2>.................................................   19.39%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    5.40%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....    8.44%
Distribution rate as a % of closing common stock price<F3>.............................    6.82%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   10.66%

Share Valuations
Net asset value........................................................................  $ 13.72
Closing common stock price.............................................................  $11.875
One-year high common stock price (04/27/95)............................................  $12.750
One-year low common stock price (11/14/94).............................................  $ 9.875
Preferred share (Series A) rate<F5>....................................................   3.740%
Preferred share (Series B) rate<F5>....................................................   3.749%

<F1>  Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>  Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>  Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

<F4>  The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

<F5>  See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

      A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

      Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.


3



                                      Portfolio of Investments

                                         October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                             Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
          Municipal Bonds
          Alabama  1.9%
$  5,000  Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A
          (AMBAC Insd) <F2> .....................................   5.000%  08/15/15  $  4,640,650
                                                                                      ------------

          California  13.8%
   3,330  Anaheim, CA Ctfs Partn Anaheim Mem Hosp Assoc Rfdg
          (AMBAC Insd) ..........................................   5.000   05/15/13     3,078,785
   3,000  California Hlth Fac Fin Auth Rev Kaiser Permanente Med
          Cent ..................................................   5.450   10/01/13     2,862,900
   6,420  California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Pacific Gas & Elec Co Ser B (MBIA Insd) ...............   6.350   06/01/09     6,869,593
  10,000  California Statewide Cmntys Dev Auth Rev Ctfs Partn
          Insd Childrens Hosp Rfdg (MBIA Insd) ..................   4.750   06/01/21     8,555,200
   2,000  Mount Diablo, CA Hosp Dist Rev Ser A (Embedded Cap)
          (AMBAC Insd) ..........................................   5.125   12/01/23     1,794,000
   3,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd) .......   6.000   06/01/08     3,172,800
   4,880  Paramount, CA Redev Agy Tax Alloc Redev Proj Area No 1
          Rfdg (MBIA Insd) ......................................   6.250   08/01/23     5,071,003
   2,000  San Francisco, CA City & Cnty Arpts Comm Intl Arpt Rev
          2nd Ser Issue 8A (FGIC Insd) ..........................   6.250   05/01/20     2,065,760
                                                                                      ------------
                                                                                        33,470,041
                                                                                      ------------

          Colorado  6.4%
   1,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470
          Proj Ser B ............................................   7.000   08/31/26     1,058,610
   2,000  Colorado Hsg Fin Auth Multi Family Hsg Insd Mtg Ser A..   6.800   10/01/37     2,049,300
   5,845  Colorado Hsg Fin Auth Single Family Pgm Sr Ser F ......   8.625   06/01/25     6,763,191
   3,415  Denver, CO City & Cnty Arpt Rev Ser B .................   6.900   11/15/00     3,674,062
   2,000  Denver, CO City & Cnty Arpt Rev Ser B (MBIA Insd) .....   5.750   11/15/17     1,952,380
                                                                                      ------------
                                                                                        15,497,543
                                                                                      ------------

          Georgia  2.7%
   3,000  Atlanta, GA Spl Purp Fac Rev Delta Airls Ser B ........   7.900   12/01/18     3,200,040
   1,425  Georgia Muni Elec Auth Pwr Rev Ser A Rfdg (FGIC Insd)..   5.500   01/01/12     1,422,620
   2,000  Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg (FGIC Insd)..   5.500   01/01/12     2,005,160
                                                                                      ------------
                                                                                         6,627,820
                                                                                      ------------

4  See Notes to Financial Statements



                                      Portfolio of Investments (Continued)

                                         October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                        Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
          Illinois  4.1%
$  4,500  Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A ...................   7.875%  11/01/25  $  4,833,900
   3,500  Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
          Terminal (MBIA Insd) ............................   6.750   01/01/12     3,740,485
   1,285  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Proj Ser 84C ..........................   8.200   05/01/18     1,409,118
                                                                                ------------
                                                                                   9,983,503
                                                                                ------------

          Indiana  2.7%
   3,000  Kokomo, IN Hosp Auth Hosp Rev Saint Joseph Hosp
          & Hlth Cent Rfdg ................................   6.000   08/15/02     3,043,050
   2,000  Kokomo, IN Hosp Auth Hosp Rev Saint Joseph  Hosp
          & Hlth Cent Rfdg ................................   6.250   08/15/05     2,076,880
     990  La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg .............................   5.900   03/01/01     1,001,623
     540  La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
          Porte Hosp Inc Rfdg .............................   6.000   03/01/02       547,317
                                                                                ------------
                                                                                   6,668,870
                                                                                ------------

          Iowa  2.1%
   5,000  Muscatine, IA Elec Rev Rfdg (AMBAC Insd) ........   6.125   01/01/12     5,181,300
                                                                                ------------


          Kansas  2.3%
   5,000  Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd) ...........................   7.000   06/01/31     5,561,450
                                                                                ------------

          Kentucky  1.8%
   4,020  Louisville, KY Hsg Assistance Corp Mtg Rev
          Carrousel Pptys Ser A Rfdg (FHA Gtd) ............   8.300   07/01/24     4,407,528
                                                                                ------------

          Louisiana  1.0%
   2,250  Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
          & Lt Co Proj (FSA Insd) .........................   7.500   06/01/21     2,534,558
                                                                                ------------

          Maine  0.1%
     150  Maine St Hsg Auth Mtg Purp Ser A6 ...............   6.350   11/15/22       149,610
                                                                                ------------

          Maryland  5.7%
   2,000  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev
          Rev Single Family Pgm Seventh Ser ...............   7.300   04/01/25     2,125,800
   6,325  Maryland St Hlth & Higher Edl Fac Auth Rev
          Greater Baltimore Med Cent Rfdg (FGIC Insd) .....   5.000   07/01/13     5,905,652
   6,270  Maryland St Hlth & Higher Edl Fac Auth Rev Subn
          Hosp Rfdg (AMBAC Insd) ..........................   5.000   07/01/13     5,854,299
                                                                                ------------
                                                                                  13,885,751
                                                                                ------------

          Massachusetts  3.2%
   1,775  Massachusetts Muni Whsl Elec Co Pwr Supply Sys
          Rev Ser B Rfdg ..................................   6.750   07/01/05     1,959,209
   1,500  Massachusetts St Hlth & Edl Fac Auth Rev Cent
          New England Hlth Sys Ser A ......................   6.125   08/01/13     1,369,005


5  See Notes to Financial Statements



                                      Portfolio of Investments (Continued)

                                         October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                        Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
          Massachusetts  (Continued)
$  2,500  Massachusetts St Hlth & Edl Fac Auth Rev North Shore
          Med Cent Ser A (MBIA Insd) .............................   5.625%  07/01/14  $  2,474,150
   1,705  Massachusetts St Hlth & Edl Fac Auth Rev Vly Regional
          Hlth Sys Ser C Rfdg (Connie Lee Insd) <F2> .............   7.000   07/01/09     1,956,300
                                                                                       ------------
                                                                                          7,758,664
                                                                                       ------------

          Michigan  1.1%
   2,745  Michigan Muni Bond Auth Rev St Revolving Fd ............   5.400   10/01/14     2,692,296
                                                                                       ------------
          Mississippi  0.7%
   1,500  Mississippi Home Corp Single Family Rev Ser D (GNMA
          Collateralized) ........................................   8.100   12/01/24     1,687,785
                                                                                       ------------

          Nevada  2.0%
   2,000  Clark Cnty, NV Passenger Fac Las Vegas Macarran Intl
          Arpt (MBIA Insd) .......................................   5.750   07/01/23     1,926,200
   2,700  Nevada Hsg Div Single Family Pgm Ser E (FHA Gtd) .......   6.900   10/01/11     2,820,096
                                                                                       ------------
                                                                                          4,746,296
                                                                                       ------------

          New Jersey  5.7%
   2,000  New Jersey Econ Dev Auth Dist Heating & Cooling Rev
          Trigen Trenton Ser A ...................................   6.200   12/01/10     2,028,300
  10,000  New Jersey Econ Dev Auth Wtr Fac Rev NJ American Wtr
          Co Inc Proj Ser A (FGIC Insd) ..........................   6.875   11/01/34    10,827,200
   1,000  Union Cnty, NJ Util Auth Solid Waste Rev Ser A .........   7.200   06/15/14     1,052,960
                                                                                       ------------
                                                                                         13,908,460
                                                                                       ------------

          New York  16.2%
   1,615  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser
          A (FGIC Insd) ..........................................   6.750   06/15/14     1,750,353
   2,520  New York City Ser B ....................................   7.250   08/15/19     2,744,709
   2,000  New York City Ser B Rfdg ...............................   6.375   08/01/12     2,054,000
   5,000  New York City Ser C ....................................   7.000   08/15/16     5,326,250
   5,965  New York City Ser C ....................................   7.250   08/15/24     6,334,830
   4,355  New York St Dorm Auth Rev Court Fac Lease Ser A ........   5.500   05/15/10     4,180,234
   3,200  New York St Environmental Fac Corp Wtr Fac Rev
          Jamaica Wtr Supply Province (AMBAC Insd) ...............   7.625   04/01/29     3,517,344
   1,920  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs
          Fac Impt Ser B .........................................   7.625   08/15/17     2,128,070
   3,000  New York St Pwr Auth Rev & Genl Purp Ser Y .............   6.750   01/01/18     3,257,610
   3,750  New York St Pwr Auth Rev & Genl Purp Ser Z Rfdg ........   6.500   01/01/19     4,002,600
   4,350  Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser A Rfdg.   5.000   01/01/12     4,089,870
                                                                                       ------------
                                                                                         39,385,870
                                                                                       ------------


6  See Notes to Financial Statements


                                      Portfolio of Investments (Continued)

                                         October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
          North Carolina  3.2%
$  1,845  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser A Rfdg    7.500%  01/01/10  $  2,092,175
   5,800  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser B Rfdg
          (Embedded Cap) ..........................................   6.000   01/01/14     5,697,166
                                                                                        ------------
                                                                                           7,789,341
                                                                                        ------------

          Ohio  0.4%
   1,000  Delaware Cnty, OH Hlth Care Fac Rev Mtg FHA Centrum at
          Willow Brk (FHA Gtd) ....................................   6.550   02/01/35     1,029,620
                                                                                        ------------

          Oklahoma  1.1%
   2,750  Shawnee, OK Hosp Auth Hosp Rev Midamerica Hlthcare Inc
          Rfdg ....................................................   6.125   10/01/14     2,604,167
                                                                                        ------------

          Pennsylvania  8.0%
   3,000  Butler Cnty, PA Hosp Auth Hosp Rev North Hills Passavant
          Hosp Ser A (Cap Guar Insd) ..............................   6.900   06/01/09     3,316,230
   6,000  Pennsylvania Intergovtl Coop Auth Spl Tax Rev City of
          Philadelphia Fdg Pgm (FGIC Insd) ........................   5.350   06/15/07     6,072,600
  10,000  Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC Insd) ......   5.400   07/01/09    10,055,300
                                                                                        ------------
                                                                                          19,444,130
                                                                                        ------------


          South Carolina  0.9%
   2,000  South Carolina St Port Auth Port Rev (AMBAC Insd) .......   6.750   07/01/21     2,139,920
                                                                                        ------------

          Texas  5.4%
     250  Brazos Cnty, TX Hlth Fac Dev Corp Franciscan Svcs Rev
          Saint Joseph Hosp & Hlth Cent Ser B Rfdg ................   6.000   01/01/19       240,310
   3,500  Brazos River Auth TX Pollutn Ctl Rev Coll TX Utils Elec
          Co Proj A ...............................................   7.875   03/01/21     3,895,640
   3,000  Harris Cnty, TX Toll Road Sr Lien Rfdg (AMBAC Insd) .....   4.950   08/15/06     2,999,790
   3,190  San Antonio, TX Arpt Sys Rev Rfdg (AMBAC Insd) ..........   7.375   07/01/13     3,732,172
   2,175  Texas Hsg Agy Residential Dev Rev Mtg Ser D (GNMA
          Collateralized) .........................................   8.400   01/01/21     2,314,157
                                                                                        ------------
                                                                                          13,182,069
                                                                                        ------------


          Utah  1.3%
   3,000  Salt Lake City, UT Arpt Rev Delta Airls Inc Proj ........   7.900   06/01/17     3,201,630
                                                                                        ------------


7  See Notes to Financial Statements



                                      Portfolio of Investments (Continued)

                                         October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)      Description                                             Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
           Washington  1.9%
$  2,030   Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Rfdg Ser C ..............................     *  %  07/01/13  $     691,459
   3,380   Washington St Pub Pwr Supply Sys Nuclear Rfdg Ser C....     *     07/01/15        994,193
   3,000   Washington St Ser B ...................................   5.500   05/01/18      2,974,770
                                                                                        ------------
                                                                                           4,660,422
                                                                                        ------------

           Wisconsin  1.2%
   2,715   Wisconsin Hsg & Econ Dev Auth Homeownership
           Rev Ser E (FHA Gtd) ...................................   8.000   03/01/21      2,852,107
                                                                                        ------------
Total Long-Term Investments  96.9%
  (Cost $222,114,633) <F1>...........................................................    235,691,401

Short-Term Investments at Amortized Cost  0.9%.......................................      2,300,000

Other Assets in Excess of Liabilities  2.2%..........................................      5,298,354
                                                                                        ------------
Net Assets  100%.....................................................................  $ 243,289,755
                                                                                       =============
*Zero coupon bond

<F1>  At October 31, 1995, cost for federal income tax purposes is $222,114,633;
      the aggregate gross unrealized appreciation is $14,016,058 and the aggregate gross unrealized depreciation is $1,053,404, resulting in net unrealized appreciation including futures transactions of $12,962,654.

<F2>  Assets segregated as collateral for open futures transactions.


The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                           Portfolio Composition by Credit Quality
                           AAA...........................    51.7%
                           AA............................    16.8
                           A.............................     6.6
                           BBB...........................    18.6
                           BB............................     6.3
                                                            ======
                                                            100.0%
                                                            ======

The following schedule shows the breakdown of the Trust's long-term investments by municipal securities market sector as of October 31, 1995.


                       Municipal Securities           Percentage of
                           Market Sector            Long-Term Portfolio
                           Healthcare....................    20.6%
                           Retail/Wholesale Electric.....    20.4
                           General Obligation............    13.3
                           Transportation................    11.7
                           Housing.......................    10.6
                           Industrial Revenue............     9.9
                           Other.........................    13.5
                                                            ======
                                                            100.0%
                                                            ======


8  See Notes to Financial Statements



                                         Statement of Assets and Liabilities

                                                     October 31, 1995
--------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $222,114,633) (Note 1).....................................  $  235,691,401
Short-Term Investments (Note 1)...............................................................       2,300,000
Cash..........................................................................................         170,415
Receivables:
  Interest....................................................................................       4,746,273
  Investments Sold............................................................................       1,105,024
Unamortized Organizational Expenses (Note 1)..................................................          17,805
                                                                                                ---------------
     Total Assets.............................................................................     244,030,918
                                                                                                ---------------

Liabilities:
Payables:
  Income Distributions - Common and Preferred Shares..........................................         325,677
  Investment Advisory Fee (Note 2)............................................................         133,928
  Margin on Futures (Note 4)..................................................................          56,250
  Administrative Fee (Note 2).................................................................          30,906
Accrued Expenses..............................................................................         194,402
                                                                                                ---------------
     Total Liabilities........................................................................         741,163
                                                                                                ---------------
Net Assets....................................................................................  $  243,289,755
                                                                                                ===============

Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,900 issued with
  liquidation preference of $50,000 per share) (Note 5).......................................  $   95,000,000
                                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
  10,806,700 shares issued and outstanding)...................................................         108,067
Paid in Surplus ..............................................................................     149,167,283
Net Unrealized Appreciation on Investments....................................................      12,962,654
Accumulated Undistributed Net Investment Income...............................................         501,388
Accumulated Net Realized Loss on Investments..................................................     (14,449,637)
                                                                                                ---------------
     Net Assets Applicable to Common Shares...................................................     148,289,755
                                                                                                ---------------
Net Assets....................................................................................  $  243,289,755
                                                                                                ===============

Net Asset Value Per Common Share ($148,289,755 divided by 10,806,700 shares outstanding)......  $        13.72
                                                                                                ===============

9  See Notes to Financial Statements



                                        Statement of Operations


                                    For the Year Ended October 31, 1995
----------------------------------------------------------------------------------------------------------------
Investment Income:
Interest......................................................................................  $    14,901,358
                                                                                                ----------------

Expenses:
Investment Advisory Fee (Note 2)..............................................................        1,538,827
Administrative Fee (Note 2)...................................................................          355,114
Preferred Share Maintenance (Note 5)..........................................................          266,959
Trustees Fees and Expenses (Note 2)...........................................................           30,837
Legal (Note 2)................................................................................           30,425
Amortization of Organizational Expenses (Note 1)..............................................            7,997
Other.........................................................................................          273,935
                                                                                                ----------------
Total Expenses................................................................................        2,504,094
                                                                                                ----------------
Net Investment Income.........................................................................  $    12,397,264
                                                                                                ================

Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales...........................................................................  $   182,213,838
Cost of Securities Sold.......................................................................     (188,323,826)
                                                                                                ----------------
Net Realized Loss on Investments (Including realized loss on closed and expired option
and futures transactions of $18,240 and $4,128,870, respectively).............................       (6,109,988)
                                                                                                ----------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period.......................................................................       (9,429,057)
End of the Period (Including unrealized depreciation on futures transactions of $614,114).....       12,962,654
                                                                                                ----------------
Net Unrealized Appreciation on Investments During the Period..................................       22,391,711
                                                                                                ----------------
Net Realized and Unrealized Gain on Investments...............................................  $    16,281,723
                                                                                                ================

Net Increase in Net Assets from Operations....................................................  $    28,678,987
                                                                                                ================

10  See Notes to Financial Statements



                                           Statement of Changes in Net Assets

                                      For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------

                                                                           Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $    12,397,264   $    12,768,777
Net Realized Loss on Investments...................................       (6,109,988)       (8,339,649)
Net Unrealized Appreciation/Depreciation on Investments During the
Period.............................................................       22,391,711       (23,291,649)
                                                                     ----------------  ----------------
Change in Net Assets from Operations ..............................       28,678,987       (18,862,521)
                                                                     ----------------  ----------------
Distributions from Net Investment Income:
  Common Shares....................................................       (9,446,665)      (10,140,849)
  Preferred Shares.................................................       (3,692,258)       (2,640,060)
                                                                     ----------------  ----------------
                                                                         (13,138,923)      (12,780,909)
                                                                     ----------------  ----------------
Distributions from Net Realized Gain on Investments (Note 1):
  Common Shares....................................................              -0-          (362,025)
  Preferred Shares.................................................              -0-           (76,733)
                                                                     ----------------  ----------------
                                                                                 -0-          (438,758)
                                                                     ----------------  ----------------
Total Distributions................................................      (13,138,923)      (13,219,667)
                                                                     ----------------  ----------------
Net Change in Net Assets from Investment Activities................       15,540,064       (32,082,188)

Net Assets:
Beginning of the Period............................................      227,749,691       259,831,879
                                                                     ----------------  ----------------
End of the Period (Including undistributed net investment income
of $501,388 and $1,243,047, respectively)..........................  $   243,289,755   $   227,749,691
                                                                     ===============   ===============


11  See Notes to Financial Statements




                                           Financial Highlights

              The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------------------
                                                                                      January 22, 1993
                                                                 Year          Year      (Commencement
                                                                Ended         Ended      of Investment
                                                          October 31,   October 31,     Operations) to
                                                                 1995          1994   October 31, 1993
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>............  $    12.284  $    15.253   $         13.808
                                                           -----------  ------------  ----------------
  Net Investment Income..................................        1.147        1.181               .803
  Net Realized and Unrealized Gain/Loss on Investments...        1.507       (2.927)             1.329
                                                           -----------  ------------  ----------------
Total from Investment Operations.........................        2.654       (1.746)             2.132
                                                           -----------  ------------  ----------------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..........................         .874         .938               .547
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.............................         .342         .244               .140
  Distributions from Net Realized Gain on
    Investments (Note 1):
    Paid to Common Shareholders................ .........          -0-         .034                -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.............................          -0-         .007                -0-
                                                           -----------  ------------  ----------------
Total Distributions......................................        1.216        1.223               .687
                                                           -----------  ------------  ----------------
Net Asset Value, End of the Period.......................  $    13.722  $    12.284   $         15.253
                                                           ===========  ===========   ================


Market Price Per Share at End of the Period..............  $   11.875   $   10.750    $        14.625
Total Investment Return at Market Price
  (Non-Annualized) <F2>..................................      18.79%      (20.83%)             8.26%
Total Return at Net Asset Value (Non-Annualized) <F3>....      19.39%      (13.59%)            12.82%
Net Assets at End of the Period (In millions)............  $    243.3   $    227.7    $         259.8
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (Annualized).............................       1.77%        1.61%              1.49%
Ratio of Expenses to Average Net Assets (Annualized).....       1.06%         .99%              1.02%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (Annualized) <F4>..........       6.14%        6.76%              5.97%
Portfolio Turnover.......................................      74.67%      165.20%            114.39%

<F1>  Net asset value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

<F2>  Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


12  See Notes to Financial Statements


                            Notes to Financial Statements

                                   October 31, 1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies
Van Kampen Merritt Strategic Sector Municipal Trust (the "Trust") is registered as a nondiversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on January 22, 1993.
  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation -- Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions -- Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income -- Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses -- The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending January 21, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

13


                      Notes to Financial Statements (Continued)

                                October 31, 1995
--------------------------------------------------------------------------------

E. Federal Income Taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995, the Trust had an accumulated capital loss carryforward for tax purposes of $14,449,637, of which $8,339,649 and $6,109,988 will expire on October 31, 2002 and 2003, respectively.

F. Distribution of Income and Gains -- The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .15% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.
  For the year ended October 31, 1995, the Trust recognized expenses of approximately $18,100 representing VKAC's cost of providing accounting and legal services to the Trust.
  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.
  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $24,300.
  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.


14


                    Notes to Financial Statements (Continued)

                                October 31, 1995
--------------------------------------------------------------------------------

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995 were $173,381,278 and $188,323,826, respectively.

4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.
  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Option Contracts -- An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.
  Transactions in options for the year ended October 31, 1995, were as follows:

                                                       Contracts     Premium
--------------------------------------------------------------------------------
Outstanding at October 31, 1994......................        -0-   $         -0-
Options Written and Purchased (Net)..................     2,500      (1,381,909)
Options Terminated in Closing Transactions (Net).....      (900)        658,832
Options Expired (Net)................................    (1,600)        723,077
                                                       ---------  --------------
Outstanding at October 31, 1995......................        -0-   $         -0-
                                                       =========  ==============



B. Futures Contracts -- A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.


15

                      Notes to Financial Statements (Continued)

                                 October 31, 1995
--------------------------------------------------------------------------------

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.
  Transactions in futures contracts for the year ended October 31, 1995, were as follows:

                                                                      Contracts
--------------------------------------------------------------------------------
Outstanding at October 31, 1994......................................     2,523
Futures Opened.......................................................     6,350
Futures Closed.......................................................    (8,673)
                                                                       ---------
Outstanding at October 31, 1995......................................       200
                                                                       =========


  The futures contracts outstanding as of October 31, 1995, and the description and unrealized depreciation are as follows:

                                                                    Unrealized
                                                       Contracts    Depreciation
--------------------------------------------------------------------------------
U.S. Treasury Bond Futures
Dec 1995-Sells to Open.................................    200        $ 614,114
                                                         ========   ============


C. Indexed Securities -- These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
  An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

5. Preferred Shares
The Trust has outstanding 1,900 Auction Preferred Shares ("APS") in two series. Series A contains 1,000 shares while Series B contains 900 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At October 31, 1995, the average rate in effect was 3.744%. During the year ended October 31, 1995, the rates ranged from 3.274% to 4.500%.
  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

16


                           Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen Merritt Strategic Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Strategic Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Strategic Sector Municipal Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP
Chicago, Illinois
December 11, 1995

17


                            Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

How the Plan Works
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                                                   One Parkview Plaza
                                            Oakbrook Terrace, Illinois 60181
                                                 Attn: Closed-End Funds


18


                Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

19

                  Van Kampen Merritt Strategic Sector Municipal Trust
--------------------------------------------------------------------------------


Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer




Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

SM  denotes a service mark of
    Van Kampen American Capital Distributors, Inc.

20